                                                                EXHIBIT 3.15


                       OFFICE OF THE SECRETARY OF STATE
                               STATE OF OKLAHOMA



                           CERTIFICATE OF TRANSCRIPT


     I, the undersigned, Secretary of State of the State of Oklahoma, do hereby certify that the annexed transcript has been compared with the record on file in my office, of which it purports to be a copy, and that the same is a full, true and correct copy of:


     ARTICLES OF INCORPORATION

     AND ALL AMENDMENTS THERETO

     OF

     INTERNATIONAL ENVIRONMENTAL CORPORATION
     (FORMERLY:  INTERNATIONAL ENVIRONMENTAL MANUFACTURING CO.)
     (FORMERLY:  INTERNATIONAL ENVIRONMENTAL CORPORATION)
     (FORMERLY:  INTERNATIONAL AIR CONDITIONING CORPORATION)



                         In testimony whereof, I have hereunto set my hand and affixed the Great Seal of the State of Oklahoma at the City of Oklahoma City this 14/th/ day, of November , 1997.


                         ____________________________________________
                         Secretary of State


                         By: ________________________________________

                       OFFICE OF THE SECRETARY OF STATE
                               STATE OF OKLAHOMA



                          CERTIFICATE OF INCORPORATION

To all to Whom these Presents shall Come, Greetings:

     WHEREAS, Articles of Incorporation duly signed and verified of

                   INTERNATIONAL AIR CONDITIONING CORPORATION
--------------------------------------------------------------------------------

have been filed in the office of the Secretary of State on the 29/th/ day of December A.D., 1965, as provided by the Laws of the State of Oklahoma.

     NOW, THEREFORE, I, the undersigned, Secretary of State of the State of Oklahoma by virtue of the powers vested in me by law, do hereby issue this Certificate of Incorporation.

     IN TESTIMONY WHEREOF, I hereunto set my hand and cause to be affixed the Great Seal of the State of Oklahoma.


                           Done at the City of Oklahoma City, this 29/th/ day of December , A.D. 1965.

                           ____________________________________________________
                           Secretary of State



                            By:________________________________________________
                               Assistant Secretary of State

                           ARTICLES OF INCORPORATION
                           -------------------------
                                      OF
                                      --
                  INTERNATIONAL AIR CONDITIONING CORPORATION
                  ------------------------------------------

TO THE SECRETARY OF STATE
STATE OF OKLAHOMA:


     We, the undersigned incorporators, whose names and addresses are shown below, being persons legally competent to enter into contracts, for the purpose of forming a corporation under "The Business Corporation Act" of the State of Oklahoma, do hereby adopt the following Articles of Incorporation:

     1.   The name of this Corporation is:
             International Air Conditioning Corporation

     2. The address of its registered office in the State of Oklahoma is 1800 United Founders Tower, Oklahoma City, County of Oklahoma, and the name of its registered agent is John C. Andrews, 1800 United Founders Tower, Oklahoma City, Oklahoma.

     3.   The duration of the Corporation is fifty (50) years.

     4.   The objects and purposes for which the Co is formed are:

     (a) To carry on the business of distributors, wholesalers or agents, to buy, sell and deal in, at wholesale or retail, merchandise, goods, wares and commodities of every sort, kind, or description, and to carry on any other business, whether manufacturing or otherwise, which can be conveniently carried on with any of the objects of this Corporation.

     (b) To engage in the transportation of property by motor vehicle; to engage in the general transportation and communication business and to buy, sell, lease, own or operate other motor carriers, broadcasting stations and facilities; to buy, sell, lease, own or operate terminals and warehouses and engage in warehousing business; to buy, sell, deal and engage in the sale of motor vehicles and parts.

     (c) To make and purchase materials for the construction of buildings; to erect buildings; to own, manage, operate, lease and sell buildings; to conduct and carry on the business of builders for the purpose of building, repairing or doing any other work in connection with any and all classes of buildings and improvements, including the locating, laying out and construction of roads, avenues, sewers, bridges, wells and generally all classes of buildings, erections and works, both public and private, or integral parts thereof.

     (d) To purchase, take, own, hold, deal in, mortgage or otherwise encumber and to lease, sell, exchange, convey, transfer or in any manner whatever dispose of real property; to acquire lands for the purpose of prospecting for and obtaining oil, gas and other minerals; to drill oil wells, and to acquire drilling rigs or other machinery necessary to such purposes; and to produce and market oil or other minerals.

     (e) To enter into partnership or other arrangement for sharing profits or cooperate with any entity carrying on any business capable of being conducted so as to benefit this Corporation; to acquire the assets and assume the liabilities of any entity; to pay for the same in cash, stock or otherwise; to hold or dispose of the property so purchased; and to conduct any business so acquired.

     (f) To borrow and lend money and to negotiate loans; to draw, accept and endorse notes, accounts receivable, bonds, stocks, debentures and other securities; to subscribe for, acquire, hold and dispose of shares of stock, bonds, accounts, and other securities of any government, person or corporation.

     (g) To purchase or otherwise acquire, apply for, register, hold, use, assign, sell or in any manner dispose of and to grant licenses, franchises, or other rights in, and in any manner deal with, patents, inventions, improvements, processes, formulas, trademarks trade names, copyrights or otherwise.

     (h) To have one or more offices and to conduct any or all of its operations and business and to promote its objects within or without the State of Oklahoma, without restriction as to place or amount.

     (i) To do any or all of the things herein set forth as principal, agent, contractor, trustee or otherwise, alone or jointly with natural persons or any legal entity.

     (j) The objects and purposes specified herein shall be regarded as independent objects and purposes and, except where otherwise expressed, shall be in no way limited nor restricted by reference to or inference from the terms of any other clause or paragraph of these Articles of Incorporation.

     The foregoing shall be construed both as objects and powers and the enumeration thereof shall not be held to limit or restrict in any manner the general powers conferred on this Corporation by the laws of the State of Oklahoma.

     5. All of the shares to be issued by the Corporation shall be of one class, that is, Voting Common Stock, of a par value of $10.00 per share. The aggregate number of shares which the Corporation shall have the authority to allot is 300.

     6. The amount of stated capital with which this Corporation will begin business is Five Hundred ($500.00) Dollars, which has been fully paid in.

     7. The number of shares to be allotted by this Corporation before it begins business, and the consideration received by the Corporation therefor, are:


                           Number of     Consideration
                            Shares         Received
                            ------         --------
                              50            $500.00


     8. The number of directors of this Corporation shall be as specified in the By-Laws, and such number may from time to time be increased or decreased under the By-Laws or any amendment, or change thereof, provided the number of directors of the Corporation shall not be less than three. The number of directors to be elected at the first meeting of the shareholders is three. Directors and officers need not be shareholders. In case of vacancies in the Board of Directors, a majority of the remaining members of the Board, even though less than a quorum, may elect directors to fill such vacancies to hold office until the next annual meeting of the shareholders.

     9. No contract or other transaction between the Corporation and any other corporation, whether or not a majority of the shares of the capital stock of such other corporation is owned by the Corporation, and no act of the Corporation shall in any way be affected by the fact that any of the directors of the Corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation; any director individually, or any firm of which such director may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation, provided that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors, or a majority thereof; and any director of the Corporation who is also a director or officer of such other corporation, or who is so interested, maybe counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize such contract or transaction, and may vote thereat to authorize such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested.

     10. In furtherance and not in limitation of the powers conferred by the laws of the State of Oklahoma, the Board of Directors of this Corporation is expressly authorized:

     To make, alter, amend, add to, revise, or repeal the By-Laws in any manner not contrary to the laws of the State of Oklahoma;

     To authorize and cause its officers to execute mortgages and liens upon the property, both rea1 and personal, and upon the franchises of this Corporation;

     To designate, by resolution passed by a majority of the whole Board, one or more committees, each to consist of one or more directors, which committees, to the extent provided in such resolution or in the By-Laws of the Corporation, shall have and may exercise any or all of the powers of the Board of Directors in the management of the business and affairs of this Corporation and shall have power to authorize the seal of this Corporation to be affixed by its officers to all papers which may require it;

     A majority of the stock issued and outstanding of this Corporation having voting power may in the By-Laws confer power additional to the foregoing upon the directors, in addition to the powers and authorities expressly conferred upon them by law.

     11. No shareholder of this Corporation shall have any pre-emptive or preferential right of subscription to any shares of stock of this Corporation, whether now or hereafter authorized, or to any obligations convertible into stock of this Corporation, authorized, issued or sold.

     Signed at Oklahoma City, Oklahoma, this 29th day of December, 1965.


_______________________________         ___________________________________
Julian P. Kornfeld                      Larry D. Hartzog
1800 United Founders Tower              1800 United Founders Tower
Oklahoma City, Oklahoma                 Oklahoma City, Oklahoma

                        __________________________
                        Theodore M. Elam
                        1800 United Founders Tower
                        Oklahoma City, Oklahoma


STATE OF OKLAHOMA   )
                    )  SS.
COUNTY OF OKLAHOMA  )

     Before me, the undersigned, a Notary Public in and for said County and State, personally appeared the above named incorporators, to me known to be the identical persons who executed the foregoing Articles of Incorporation, and acknowledged to me that they executed the same as their free and voluntary act and deed for the uses and purposes therein set forth, on this 29th day of December, 1965.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.



                                    ____________________________________________
                                    Notary Public
(Seal)
My commission expires:              July 24, 1967
                                    --------------------------------------------

                        AFFIDAVIT AS TO PAID IN CAPITAL
                        -------------------------------


STATE OF OKLAHOMA   )
                    )  SS.
COUNTY OF OKLAHOMA  )


     The undersigned, of lawful age, being first duly sworn each for himself, deposes and says:

     That they are the incorporators of the above named proposed Corporation, and that the amount of stated capital with which said Corporation will begin business, as set out in its attached Articles of Incorporation, has been fully paid in.

                                    ___________________________________________
                                    Julian P. Kornfeld


                                    ___________________________________________
                                    Larry D. Hartzog


                                    ____________________________________________
                                    Theodore M. Elam

     Subscribed and sworn to before me this 29/th/ day of December, 1965.


                                    ____________________________________________
                                    Notary Public
(Seal)

My commission expires:  July 24, 1967.

                           ARTICLES OF INCORPORATION
                                      OF
                  INTERNATIONAL AIR CONDITIONING CORPORATION
                  ------------------------------------------

                            OKLAHOMA CITY, OKLAHOMA


                                     FILED
                               DECEMBER 29, 1965

                               JAMES M. BULLARD
                              Secretary of State


                    FEES:     $          3.00  Charter
                              ---------------

                              _______________  Rec. & Filing

                                         8.00
                              ---------------  Misc.

                              _______________  Cert. Copy

                              _______________  Seal

                              $        $11.00

                    DEL. TO:  Mosteller, Andrews & Mosburg, Attys
                              1800 United Founders Tower
                              Oklahoma City, Oklahoma

                       OFFICE OF THE SECRETARY OF STATE
                               STATE OF OKLAHOMA


                              AMENDED - INCREASE
                         CERTIFICATE OF INCORPORATION

To all to Whom these Presents shall Come, Greetings:

     WHEREAS, Articles of Incorporation duly signed and verified of

                  INTERNATIONAL AIR CONDITIONING CORPORATION
-------------------------------------------------------------------------------

have been filed in the office of the Secretary of State on the 6/th/ day of March A.D., 1967, as provided by the Laws of the State of Oklahoma.

     NOW, THEREFORE, I, the undersigned, Secretary of State of the State of Oklahoma by virtue of the powers vested in me by law, do hereby issue this Certificate of Incorporation.

     IN TESTIMONY WHEREOF, I hereunto set my hand and cause to be affixed the Great Seal of the State of Oklahoma.


                        Done at the City of Oklahoma City, this 6/th/ day of March , A.D. 1967.



                        _______________________________________________________
                        Secretary of State



                         By: __________________________________________________
                              Assistant Secretary of State

                              FIRST AMENDMENT TO
                         ARTICLES OF INCORPORATION OF
                  INTERNATIONAL AIR CONDITIONING CORPORATION
                                ______________


     We, the undersigned, do hereby certify that we hold the offices of President and Secretary, respectively, of International Air Conditioning Corporation, an Oklahoma corporation; that we are the persons legally competent to sign, acknowledge and execute an amendment to its Articles of Incorporation, pursuant to the provisions of The Business Corporation Act of the State of Oklahoma, and we do hereby affirm that the following amendment was adopted in the manner prescribed in said Act at a meeting of the shareholders held December 31, 1966.

     Such amendment amends Paragraph 5 as follows:

     "5. The aggregate number of shares which the Corporation shall have authority to issue and the classes thereof are as follows:

     300 shares of Voting Common shares, each of the par value of $10.00; and

     2,000 shares of Preferred shares, each of the par value of $100.00.

     The preferences, qualifications, limitations, restrictions and the special or relative rights of the shares of stock of this Corporation are as follows:

     (a) All voting rights shall be vested exclusively in the holders of the issued and outstanding Voting Common shares, the right to increase or decrease the authorized shares of any class or classes, together with the right to vote on the sale of all or of substantially all of the assets of this Corporation, together with all other voting rights, being specifically reserved to the holders of the issued and outstanding Voting Common shares.

     (b) The holder of the issued and outstanding Preferred shares shall have and possess no voting rights whatsoever, except as may be otherwise provided by law.

     (c) Before any dividend shall be set aside and paid upon the Voting Common shares, the holders of the shares of Preferred capital stock shall be and are entitled to receive dividends on the par value of such shares at the rate of 6% per annum, which shall be cumulative.

     (d) All or any part of the Preferred shares may be redeemed at any time by the directors upon thirty (30) days notice to the holders thereof and the payment of $100.00 for each of such shares to be redeemed. The directors may, in their sole discretion, determine which of the Preferred shares shall be so redeemed without regard to the identity of the holder or holders, and shall not be required to prorate such redemption.

     (e) In the event of a voluntary or involuntary winding up or distribution or liquidation or partial liquidation of this Corporation, the holders of the Preferred shares shall be entitled to be paid $100.00 plus accumulated dividends, for each of their Preferred shares before any amount shall be paid to the holders of the Voting Common shares, but the holders of the Preferred shares shall not participate in any further distribution of the assets of the Corporation."

     We do further certify that no other provision of the Articles of Incorporation has been amended and that the Articles of Incorporation as filed with the Secretary of State of the State of Oklahoma, on December 29, 1965, remain in full force and effect.

     Signed at Oklahoma City, Oklahoma, this 31st day of December, 1966.

                                    INTERNATIONAL AIR CONDITIONING
                                      CORPORATION

(Seal)
                                    By ______________________________________
Attest:                                Al Braver, President

__________________________
John C. Andrews, Secretary

STATE OF OKLAHOMA   )
                    )  SS:
COUNTY OF OKLAHOMA  )

     On this 31st day of December, 1966, before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared Al Braver to me known to be the identical person who signed the name of the maker thereof to the within and foregoing instrumentas its President and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of said Corporation, for the uses and purposes therein set forth.

     Given under my hand and seal the day and year last above written.


                                    _______________________________________
                                    Notary Public

(Seal)

My commission expires:_______________________

                              AMENDED - INCREASE

                           ARTICLES OF INCORPORATION
                                      OF
                  INTERNATIONAL AIR CONDITIONING CORPORATION
                  ------------------------------------------

                            OKLAHOMA CITY, OKLAHOMA


                                     FILED
                                 MARCH 6, 1967

                                  JOHN ROGERS
                              Secretary of State


                      FEES:    $     200.00
                               ------------  Charter

                               ____________  Rec. & Filing
                                       8.00
                               ------------  Misc.

                               ____________  Cert. Copy

                               ____________  Seal

                                $    208.00

                      DEL. TO:  MOSTELLER, ANDREWS & MOSBURG
                           18/TH/ FLOOR - UNITED FOUNDERS TOWER
                           OKLAHOMA CITY, OKLAHOMA

                       OFFICE OF THE SECRETARY OF STATE
                               STATE OF OKLAHOMA



                                    AMENDED
                         CERTIFICATE OF INCORPORATION

To all to Whom these Presents shall Come, Greetings:

     WHEREAS, Articles of Incorporation duly signed and verified of

                    INTERNATIONAL ENVIRONMENTAL CORPORATION
--------------------------------------------------------------------------------

have been filed in the office of the Secretary of State on the 17/th/ day of June A.D., 1971, as provided by the Laws of the State of Oklahoma.

     NOW, THEREFORE, I, the undersigned, Secretary of State of the State of Oklahoma by virtue of the powers vested in me by law, do hereby issue this Certificate of Incorporation.

     IN TESTIMONY WHEREOF, I hereunto set my hand and cause to be affixed the Great Seal of the State of Oklahoma.


                        Done at the City of Oklahoma City, this 17/th/ day of June , A.D. 1971.



                         _______________________________________________________
                         Secretary of State



                         By: ___________________________________________________

                            SECOND AMENDMENT TO THE
                         ARTICLES OF INCORPORATION OF
                  INTERNATIONAL AIR CONDITIONING CORPORATION
                              ___________________


     We, the undersigned, do hereby certify that we hold the offices of President and Secretary, respectively, of International Air Conditioning Corporation, an Oklahoma corporation; that we are the persons legally competent to sign and acknowledge and execute an Amendment to its Articles of Incorporation, pursuant to the provisions of the Business Corporations Act of the State of Oklahoma, and we do hereby affirm that the following amendment was adopted in a manner prescribed in said Act at the Special Meeting of the Shareholders on June 2, 1971.

     Article I of the Articles of Incorporation is amended as follows:

     1.   The name of the corporation shall hereinafter be:

              INTERNATIONAL ENVIRONMENTAL CORPORATION

     We do further certify that no other provision of the Articles of Incorporation has been amended with the exception of the First Amendment filed on March 6, 1967, and that the Articles of Incorporation, as filed with the Secretary of State of the State of Oklahoma on the 29th day of December, 1965, subject to this amendment and the First Amendment, remain in full force and effect.

     Signed at Oklahoma City, Oklahoma, this 17 day of June, 1971.
                                      INTERNATIONAL AIR CONDITIONING CORPORATION


                                      By:______________________________________
                                         Al Braver, President
ATTEST:

By:  ________________________
     David R. Goss, Secretary



STATE OF OKLAHOMA   )
                    )
COUNTY OF OKLAHOMA  )

     Before me, the undersigned Notary Public in and for said County and State, on this 17 day of June, 1971, personally appeared Al Braver to me known to be the identical person who subscribed the name of International Air Conditioning Corporation to the foregoing instrument as its President and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

     Given under my hand and seal of office this 17 day of June, 1971.


                                               _________________________________
                                               Notary Public, Berniece Hull

My Commission Expires: July 26, 1973

                            OKLAHOMA TAX COMMISSION
                               STATE OF OKLAHOMA
                              2101 Lincoln Blvd.
                         Oklahoma City, Oklahoma 73105

CLARENCE L. DeWEES, Chairman
L. L. LEININGER, Vice-Chairman
M. C. CONNORS, Sec'y-Member                               Franchise Tax Division
                                                                     File No. 2-


                                 June 17, 1971


Mr. John Rogers
Secretary of State
211 State Capitol Building
Oklahoma City, Oklahoma

             Re:  International Air Conditioning

Dear Sir:

     This is to advise the files of this office show the above named corporation has filed franchise tax returns for prior years, and all franchise taxes have been paid, and such corporation holds a license for the current fiscal year ending June 30, 1971.

                                    OKLAHOMA TAX COMMISSION

                                    By

                                    J. Boyd Nay, Director
                                    Franchise Tax Division
JBN:kb

FORM NO. 5              FILE IN DUPLICATE              FEE:  $3.00

             STATEMENT OF CHANGE OF REGISTERED OFFICE AND/OR AGENT


STATE OF OKLAHOMA   )
         --------
                    )  SS
COUNTY OF OKLAHOMA  )
          --------

TO THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA:

     The undersigned corporation, organized and existing under the laws of the State of Oklahoma, for the purpose of changing its registered agent or its
         --------
registered office, or both, in Oklahoma, as provided by the "Business Corporation Act" of Oklahoma, represents that:

     1.   The name of the corporation is: International Air Conditioning
                                          --------------------------------------
          Corporation
          ----------------------------------------------------------------------

     2.   The present registered office (including Street and number) is:  1800
                                                                           ----
          United Founders Tower, Oklahoma City, Oklahoma
          ----------------------------------------------------------------------

     3.   The registered office (POST OFFICE BOX NOT ACCEPTABLE) is changed to:

          16 South Pennsylvania, Oklahoma City, Oklahoma
          ----------------------------------------------------------------------

     4.   The name and address of its present registered agent is: John C.
                                                                   -------
          Andrews
          -------

     5. The name and address (if Domestic Corporation must be identical to registered office) of its new registered agent is: Irwin H.
                                                              ------------------
          Steinhorn, 16 South Pennsylvania, Oklahoma City, Oklahoma
          ----------------------------------------------------------------------

     6. Such change was authorized by resolution duly adopted by the Board of Directors.

     IN WITNESS WHEREOF, the undersigned corporation has caused this statement to be executed in its name by its ______ President, attested by its _______ Secretary, this 17th day of June, 1971.

                         International Air Conditioning Corporation
                         ------------------------------------------
(CORPORATE SEAL)         (Exact Corporate Name)


                         By_____________________________________________________
                              Its President

ATTEST:

__________________________
Its Secretary

STATE OF OKLAHOMA   )
         --------
                    )  SS
COUNTY OF OKLAHOMA  )
          --------

     Before me, a Notary Public in and for said County and State, on this 14th day of June, 1971, personally appeared Al Braver to me known to be the identical person who subscribed the name of the maker thereof to the foregoing Statement, as its _____ President, and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.


                                             ___________________________________
                                             NOTARY PUBLIC Berniece Hull

(NOTARIAL SEAL)

My Commission expires July 26, 1973

                       OFFICE OF THE SECRETARY OF STATE
                               STATE OF OKLAHOMA



                                    AMENDED
                         CERTIFICATE OF INCORPORATION

To all to Whom these Presents shall Come, Greetings:

     WHEREAS, Articles of Incorporation duly signed and verified of

                 INTERNATIONAL ENVIRONMENTAL MANUFACTURING CO.
                 ---------------------------------------------
have been filed in the office of the Secretary of State on the 30th day of July A.D., 1971, as provided by the Laws of the State of Oklahoma.

     NOW, THEREFORE, I, the undersigned, Secretary of State of the State of Oklahoma by virtue of the powers vested in me by law, do hereby issue this Certificate of Incorporation.

     IN TESTIMONY WHEREOF, I hereunto set my hand and cause to be affixed the Great Seal of the State of Oklahoma.


                                        Done at the City of Oklahoma City, this
                                        30th day of July , A.D. 1971.


                                        ________________________________________
                                        Secretary of State


                                        By:_____________________________________

                            THIRD AMENDMENT TO THE

                         ARTICLES OF INCORPORATION OF

                    INTERNATIONAL ENVIRONMENTAL CORPORATION

                             _____________________


     We, the undersigned, do hereby certify that we hold the offices of President and Secretary, respectively, of International Environmental Corporation, an Oklahoma corporation; that we are the persons legally competent to sign and acknowledge and execute an amendment to its Articles of Incorporation, pursuant to the provisions of the Business Corporations Act of the State of Oklahoma, and we do hereby affirm that the following amendment was adopted in a manner prescribed in said Act at the Special Meeting of the Shareholders on July 27, 1971.

     Article 1 of the Articles of Incorporation is amended as follows:

     1.   The name of the corporation shall hereinafter be:

          INTERNATIONAL ENVIRONMENTAL MANUFACTURING CO.

     We do further certify that no other provision of the Articles of Incorporation has been amended with the exception of the First Amendment filed on March 6, 1967 and Second Amendment filed on June 17, 1971, and that the Articles of Incorporation, as filed with the Secretary of State of the State of Oklahoma on the 29th day of December, 1965, subject to this amendment and the first and second amendments, remain in full force and effect.

     Signed at Oklahoma City, Oklahoma, this 27th day of July, 1971.

                              INTERNATIONAL ENVIRONMENTAL CORPORATION

                              By:______________________________________________
                                 Al Braver, President

ATTEST:

By:__________________________
   David R. Goss, Secretary


STATE OF OKLAHOMA   )
                    )
COUNTY OF OKLAHOMA  )

     Before me, the undersigned Notary Public in and for said County and State, on this 27th day of July, 1971, personally appeared Al Braver to me known to be the identical person who subscribed the name of International Environmental Corporation to the foregoing instrument as its President and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

     Given under my hand and seal of office this 27th day of July, 1971.


                                                 _______________________________
                                                 Notary Public, Berniece Hull

My Commission Expires: July 27, 1973

                            OKLAHOMA TAX COMMISSION
                               STATE OF OKLAHOMA
                              2101 Lincoln Blvd.
                         Oklahoma City, Oklahoma 73105

CLARENCE L. DeWEES, Chairman
L. L. LEININGER, Vice-Chairman
M. C. CONNORS, Sec'y-Member                               Franchise Tax Division
                                                                     File No. 2-

                                 June 30, 1971


Mr. John Rogers
Secretary of State
211 State Capitol Building
Oklahoma City, Oklahoma

     Re:  International Environment Corporation

Dear Sir:

     This is to advise the files of this office show the above named corporation has filed franchise tax returns for prior years, and all franchise taxes have been paid, and such corporation holds a license for the current fiscal year ending June 30, 1972.

                                    OKLAHOMA TAX COMMISSION

                                    By

                                    J. Boyd Nay, Director
                                    Franchise Tax Division
JBN:kb

                       OFFICE OF THE SECRETARY OF STATE
                               STATE OF OKLAHOMA



                                    MERGER
                         CERTIFICATE OF INCORPORATION

To all to Whom these Presents shall Come, Greetings:

     WHEREAS, Articles of Incorporation duly signed and verified of

                    INTERNATIONAL ENVIRONMENTAL CORPORATION
          -----------------------------------------------------------

have been filed in the office of the Secretary of State as provided by the Laws of the State of Oklahoma.

     NOW, THEREFORE, I, the undersigned, Secretary of State of the State of Oklahoma by virtue of the powers vested in me by law, do hereby issue this Certificate of Incorporation.

     IN TESTIMONY WHEREOF, I hereunto set my hand and cause to be affixed the Great Seal of the State of Oklahoma.


                                        Filed at the City of Oklahoma City,
                                        this 3rd day of January , A.D. 1979.



                                        ________________________________________
                                        Secretary of State


                                        By:_____________________________________

                              ARTICLES OF MERGER
                (INTERNATIONAL ENVIRONMENTAL MANUFACTURING CO.
                   INTERNATIONAL ENVIRONMENTAL CORPORATION)
                            _______________________

     A Plan of Merger having been approved in accordance with the provisions of the laws of the State of Oklahoma, by which the constituent corporations, International Environmental Manufacturing Co., an Oklahoma corporation, and International Environmental Corporation, an Oklahoma corporation, is merged into International Environmental Manufacturing Co., as the surviving corporation, effective as of the close of business on December 31, 1978, these Articles of Merger are hereby executed for and on behalf of International Environmental Manufacturing Co., the surviving corporation, under its corporate seal, signed and acknowledged by its President and attested by its Secretary.

1. The Articles of Incorporation of International Environmental Manufacturing Co., the surviving corporation, are not amended by the terms of the Plan of Merger adopted by the above corporations, and remain as filed, except that the name of International Environmental Manufacturing Co. is hereby changed to International Environmental Corporation.

2.   International Environmental Manufacturing Co.
     ---------------------------------------------

     (a) International Environmental Manufacturing Co. is a constituent corporation and is the surviving corporation.

     (b) It was incorporated under the laws of the State of Oklahoma on December 29, 1965.

     (c)  It is an Oklahoma domestic corporation.

     (d) The address of its registered office in the State of Oklahoma is 16 South Pennsylvania, Oklahoma City, Oklahoma.

     (e) On the 30th day of December, 1978, at an especially called meeting of the board of directors, a resolution was adopted setting out a Plan of Merger, a copy of which is attached as Exhibit "A". A copy of said resolution, certified to by the Secretary of said Corporation, is hereby attached as Exhibit "B".

     (f) A copy of the resolution adopted by the Board of Directors on December 30, 1978, directing the submission of the Plan of Merger to the shareholders at a special meeting called for December 30, 1978, and a certificate of the Secretary that such resolution and Plan of Merger was approved by the shareholders at such meeting, is attached as Exhibit "C".

     (g) Copies of the waivers of notice of the directors and shareholders meetings are attached as Exhibit "D" and Exhibit "E".

     (h) It has an authorized capital stock of$203,000.00 divided into 300 shares of voting common stock, of a par value of $10 per share all of which are issued and outstanding, and 2,000 preferred @ $100.00 per share.

     (i) At an especially called meeting of the shareholders on December 31, 1978, the Plan of Merger was adopted with all shares of voting common stock counted as voting for adoption of the merger.

     (j)  Its officers and directors and their addresses are:

                                   DIRECTORS
                                   ---------

          Jack L. Golsen            16 South Pennsylvania
                                    Oklahoma City, Oklahoma

          David R. Goss             16 South Pennsylvania
                                    Oklahoma City, Oklahoma

          Al Braver                 5000 S.W. 7th Street
                                    Oklahoma City, Oklahoma

          Lew Alberico              5000 S.W. 7th Street
                                    Oklahoma City, Oklahoma

                                   OFFICERS
                                   --------

Jack E. Golsen              Chief Executive   16 S. Pennsylvania
                            Officer           Oklahoma City, OK

Al Braver                   President         5000 S.W. 7th Street
                                              Oklahoma City, OK

Lew Alberico                Vice President    5000 S.W. 7th Street
                                              Oklahoma City, OK

David R. Goss               Vice President    16 South Pennsylvania
                            and Secretary-    Oklahoma City, OK
                            Treasurer

Irwin H. Steinhorn          Assistant        16 South Pennsylvania
                            Secretary-       Oklahoma City, OK
                            Treasurer

3.   International Environmental Corporation
     ---------------------------------------

     (a)  International Environmental Corporation is a constituent corporation.

     (b) It was incorporated under the laws of the State of Oklahoma on July 30, 1971.

     (c)  It is an Oklahoma domestic corporation.

     (d) The address of its registered office in the State of Oklahoma is 16 South Pennsylvania, Oklahoma City, Oklahoma.

     (e) On the 30th day of December, 1978, at an especially called meeting of the board of directors, a resolution was adopted setting out a Plan of Merger, a copy of said resolution, certified to by the Secretary of said corporation is hereto attached as Exhibit "B-1".

     (f) A copy of the resolution adopted by the Board of Directors on December 30, 1978, directing the submission of the Plan of Merger to the shareholders at a special meeting called for December 30, 1978, and of the certificate of the Secretary that such resolution and Plan of Merger was approved by the shareholders at such meeting, is attached as Exhibit "C-l".

     (g) Copies of the waivers of notice of the directors and shareholders meetings are attached as Exhibit "D-l" and Exhibit "E-l".

     (h) It has an authorized capital stock of $500 divided into 50 shares of voting common stock, of a par value of $500 per share, 50 shares of which are issued and outstanding.

     (i) At an especially called meeting of the shareholders on December 30, 1978, the Plan of Merger was adopted with all shares of voting common stock counted as voting for the adoption of the merger.

     (j)  Its officers and directors and their addresses are:

                                   DIRECTORS
                                   ---------

          Jack L. Golsen            16 South Pennsylvania
                                    Oklahoma City, Oklahoma

          David R. Goss             16 South Pennsylvania
                                    Oklahoma City, Oklahoma

          Al Braver                 5000 S.W. 7th Street
                                    Oklahoma City, Oklahoma

                                   OFFICERS
                                   --------

Al Braver                     President           5000 S.W. 7th Street
                                                  Oklahoma City, OK

David R. Goss                 Vice President      16 South Pennsylvania
                              and Secretary-      Oklahoma City, OK
                              Treasurer

Steve Jennings                Vice President      5000 S.W. 7th Street
                                                  Oklahoma City, OK

Irwin H. Steinhorn            Secretary           16 South Pennsylvania
                                                  Oklahoma City, OK

     IN WITNESS WHEREOF, we have hereunto set the hand and seal of the surviving corporation this 30th day of December, 1978.

                                    INTERNATIONAL ENVIRONMENTAL
                                    MANUFACTURING CO.


                                                  ______________________________
                                                  Al Braver, President
ATTEST:

_____________________________
David R. Goss, Secretary

STATE OF OKLAHOMA   )
                    )    SS.
COUNTY OF OKLAHOMA  )

     On this 30th day of December, 1978, before me, appeared Al Braver, to me personally known, who, being by me duly sworn, did say that he is President of the above corporation, and that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and that he acknowledged said instrument to be the free act and deed of said corporation.

     Given under my hand this 30th day of December, 1978.


                                        ________________________________________
                                        Notary Public
My Commission Expires:
_____________________

                                 PLAN OF MERGER
                                 --------------
                (INTERNATIONAL ENVIRONMENTAL MANUFACTURING CO.
                   INTERNATIONAL ENVIRONMENTAL CORPORATION)
                          __________________________

     This Plan of Merger, made and entered into this 30th day of December, 1978, by and between International Environmental Manufacturing Co., an Oklahoma corporation, and International Environmental Corporation, an Oklahoma corporation;

                                  WITNESSETH:
                                  ----------
     In consideration of the mutual covenants and conditions hereinafter set forth, said corporations hereby agree to merge into a single corporation upon the following terms:
     1.   The surviving corporation shall be:

          INTERNATIONAL ENVIRONMENTAL MANUFACTURING CO.

     2. The merger shall be effective as of the close of business on December 31, 1978.

     3. The Articles of Incorporation of the surviving corporation, including its capital structure, shall not be amended by the merger, except that
          Article 1 of The Articles of Incorporation of the surviving corporation shall be amended by the merger as follows:
          "(a) The name of the corporation shall hereinafter be:

          INTERNATIONAL ENVIRONMENTAL CORPORATION"

     Signed at Oklahoma City, Oklahoma, this 30th day of December, 1978.

ATTEST:                             INTERNATIONAL ENVIRONMENTAL
                                    MANUFACTURING CO.


________________________________    By_______________________________________
David R. Goss                          Al Braver
Secretary                              President

ATTEST:                             INTERNATIONAL ENVIRONMENTAL
                                    CORPORATION

________________________________    By_______________________________________
Irwin H. Steinhorn                     Al Braver
Secretary                              President

                 INTERNATIONAL ENVIRONMENTAL MANUFACTURING CO.

                       RESOLUTION OF BOARD OF DIRECTORS

                               December 30, 1978

                             ____________________

     The undersigned, Secretary of the above Corporation, does hereby certify that the following is a true and correct extract from the meeting of the directors of the Corporation held on the above date in accordance with the Bylaws, at which a quorum of the directors was present and acted throughout, and that the resolution, including the said extract, was duly adopted by the unanimous vote of the directors present:

     RESOLVED, That the Plan of Merger, which is effective as of the close of business on December 31, 1978, of International Environmental Manufacturing Co. and International Environmental Corporation, with International Environmental Manufacturing Co. as the survivor, dated December 30, 1978, as submitted to and examined by the directors, a copy of which is attached hereto, be and it hereby is authorized and approved, and the officers of this Corporation are directed to execute the Plan of Merger on behalf of this Corporation, to submit such Plan for approval by the shareholders of this Corporation, and to take such further action and to execute such further instruments as may be necessary to consummate the merger as set forth therein.

     The undersigned does further certify that the said resolution has not been changed or modified, is still in full force and effect, and does not in any way conflict with the Bylaws or Articles of Incorporation of this Corporation.

     IN WITNESS WHEREOF, the undersigned has made this Certificate and affixed hereto the seal of the Corporation on the date shown above.


                                        ________________________________________
                                        David R. Goss, Secretary

     Subscribed and sworn to before me this 30th day of December, 1978.

                                        ________________________________________
                                        Notary Public
My Commission Expires:
____________________

                    INTERNATIONAL ENVIRONMENTAL CORPORATION
                       RESOLUTION OF BOARD OF DIRECTORS

                               December 30, 1978
                              __________________

     The undersigned, Secretary of the above Corporation, does hereby certify that the following is a true and correct extract from the meeting of the directors of the Corporation held on the above date in accordance with the Bylaws, at which a quorum of the directors was present and acted throughout, and that the resolution, including the said extract, was duly adopted by the unanimous vote of the directors present:

     RESOLVED, That the Plan of Merger of International Environmental Manufacturing Co., and International Environmental Corporation, with International Environmental Manufacturing Co. as the survivor, dated December 30, 1978, as submitted to and examined by the directors, a copy of which is attached hereto, be and it hereby is authorized and approved, and the officers of this Corporation are directed to execute the Plan of Merger on behalf of this Corporation, and to take such further action and to execute such further instruments as may be necessary to consummate the merger as set forth therein.

     The undersigned does further certify that the said resolution nas not been changed or modified, is still in full force and effect, and does not in any way conflict with the Bylaws or Articles of Incorporation of this Corporation.

     IN WITNESS WHEREOF, the undersigned has made this Certificate and affixed hereto the seal of the Corporation on the date shown above.


                                        ________________________________________
                                        David R. Goss, Secretary

     Subscribed and sworn to before me this 30th day of December, 1978.


                                        ________________________________________
                                        Notary Public

My Commission Expires:
____________________



                                 EXHIBIT "B-1"

                 INTERNATIONAL ENVIRONMENTAL MANUFACTURING CO.

                       RESOLUTION OF BOARD OF DIRECTORS

                               December 31, 1978

                              __________________

     The undersigned, Secretary of the above Corporation, does hereby certify that the following is a true and correct extract from the meeting of the directors of the Corporation held on the above date, in accordance with the Bylaws, at which a quorum of the directors was present and acted throughout, and that the resolutions, including the said extract, were duly adopted by the unanimous vote of the directors present:

     RESOLVED, That the Plan of Merger, having been approved by the respective Board of Directors of the constituent corporations, shall be submitted to the annual meeting of the shareholders on December 31, 1978; and,

     FURTHER RESOLVED, That written notice of such meeting be given to each holder of outstanding shares of this Corporation of all classes, setting forth that one of the purposes of such meeting is to consider the proposed merger naming the constituent corporations and given the domicile and containing a summary of the Plan of Merger, unless notice of time, place and purposes of such meeting be waived by all the shareholders.

     The undersigned does further certify that the foregoing resolutions of the directors were presented to and approved by the shareholders on December 31, 1978, at a meeting duly called and held pursuant to written waiver of the time, place and purposes of such meeting signed by all the shareholders.

     IN WITNESS WHEREOF, the undersigned has made this Certificate and affixed hereto the seal of the Corporation this 31st day of December, 1978.


                                        ________________________________________
                                        David R. Goss, Secretary

     Subscribed and sworn to before me this 31st day of December, 1978.


                                        ________________________________________
                                        Notary Public

My Commission Expires:
____________________

                 INTERNATIONAL ENVIRONMENTAL MANUFACTURING CO.
                        RESOLUTION OF BOARD OF DIRECTORS

                               December 31, 1978

                               _________________

     The undersigned, Secretary of the above Corporation, does hereby certify that the following is a true and correct extract from the meeting of the directors of the Corporation held on the above date, in accordance with the Bylaws, at which a quorum of the directors was present and acted throughout, and that the resolutions, including the said extract, were duly adopted by the unanimous vote of the directors present:

     RESOLVED, That the Plan of Merger, having been approved by the respective Board of Directors of the constituent corporations, shall be submitted to the annual meeting of the shareholders on December 31, 1978; and,

     FURTHER RESOLVED, That written notice of such meeting be given to each holder of outstanding shares of this Corporation of all classes, setting forth that one of the purposes of such meeting is to consider the proposed merger naming the constituent corporations and given the domicile and containing a summary of the Plan of Merger, unless notice of time, place and purposes of such meeting be waived by all the shareholders.

     The undersigned does further certify that the foregoing resolutions of the directors were presented to and approved by the shareholders on December 31, 1978, at a meeting duly called and held pursuant to written waiver of the time, place and purposes of such meeting signed by all the shareholders.

     IN WITNESS WHEREOF, the undersigned has made this Certificate and affixed hereto the seal of the Corporation this 31st day of December, 1978.

                                    ___________________________________________
                                    David R. Goss, Secretary

     Subscribed and sworn to before me this 31st day of December, 1978.

                                    ___________________________________________
                                    Notary Public

My Commission Expires:

_________________________

                     WAIVER OF NOTICE OF A SPECIAL MEETING
                              OF THE DIRECTORS OF
                 INTERNATIONAL ENVIRONMENTAL MANUFACTURING CO.

                               December 30, 1978

                               _________________


     The undersigned directors of-the above-named corporation, do hereby waive notice of a special meeting of the directors of such Corporation to be held at 8:30 a.m., on December 30, 1978, at the offices of the Corporation in Oklahoma City, Oklahoma, for the purpose of transacting such business as may come before the meeting.

     We waive all statutory and Bylaw requirements as to notice of the time, place and purposes of such meeting and consent to the transaction of such business as may come before it.

     Signed this 30th day of December, 1978, at Oklahoma City, Oklahoma.


                                         ______________________________________
                                         Jack E. Golsen


                                         ______________________________________
                                         Al Braver


                                         ______________________________________
                                         Lew Alberico


                                         ______________________________________
                                         David R. Goss


                                         ______________________________________
                                         Irwin H. Steinhorn

                     WAIVER OF NOTICE OF A SPECIAL MEETING
                              OF THE DIRECTORS OF
                    INTERNATIONAL ENVIRONMENTAL CORPORATION

                               December 30, 1978

                               _________________


     The undersigned directors of the above-named corporation, do hereby waive notice of a special meeting of the directors of such Corporation to be held at 2:30 p.m., on December 30, 1978, at the offices of the Corporation in Oklahoma City, Oklahoma, for the purpose of transacting such business as may come before the meeting.

     We waive all statutory and Bylaw requirements as to notice of the time, place and purposes of such meeting and consent to the transaction of such business as may come before it.

     Signed this 30th day of December, 1978, at Oklahoma City, Oklahoma.

                                              _________________________________
                                              Jack E. Golsen


                                              _________________________________
                                              David R. Goss


                                              _________________________________
                                              Al Braver


                                 EXHIBIT "D-l"

                     WAIVER OF NOTICE OF THE ANNUAL MEETING
                             OF THE SHAREHOLDERS OF
                 INTERNATIONAL ENVIRONMENTAL MANUFACTURING CO.

                               December 31, 1978

                               _________________


     The undersigned sole shareholder of the above-named corporation, waives notice of the annual meeting of the shareholders of such Corporation to be held at 10:00 a.m., on December 31, 1978, in the offices of the Corporation in Oklahoma City, Oklahoma, for the purpose of transacting such business as may come before the meeting and to consider a merger with International Environmental Corporation, an Oklahoma corporation, into and with the Corporation.

     The undersigned waives all statutory and Bylaw requirements as to notice of the time, place and purpose of such meeting and consents to the transaction of whatever business may come before it.

     Dated this 31st day of December, 1978, at Oklahoma City, Oklahoma.

                                        LSB INDUSTRIES, INC.


                                        _______________________________________
                                        David R. Goss, Vice President



                                  EXHIBIT "E"

                     WAIVER OF NOTICE OF A SPECIAL MEETING
                             OF THE SHAREHOLDERS OF
                    INTERNATIONAL ENVIRONMENTAL CORPORATION


                               December 30, 1978

                               _________________


     The undersigned sole shareholder of the above named corporation, waives notice of a special meeting of the shareholders of such Corporation to be'held at 3:00 p.m. on December 30, 1978, in the offices of the Corporation in Oklahoma City, Oklahoma, for the purposes of considering a merger with International Environmental Manufacturing Co., an Oklahoma corporations, and transacting such other business as may come before the meeting.

     The undersigned waived all statutory and bylaw requirements as to notice of the time, place and purpose of such meeting and consents to the transaction of whatever business may come before it.

     Dated this 30th day of December, 1978, at Oklahoma City, Oklahoma.

                                             INTERNATIONAL ENVIRONMENTAL
                                             MANUFACTURING CO.


                                             __________________________________
                                             Al Braver, President


                                 EXHIBIT "E-1"

                            OKLAHOMA TAX COMMISSION
                               STATE OF OKLAHOMA
                               2501 Lincoln Blvd.
                         Oklahoma City, Oklahoma 73194

JAMES E. WALKER, Chairman
JOHN L. GARRETT, Vice-Chairman
J. L. MERRILL, Sec'y-Member                            FRANCHISE TAX DIVISION


                               December 20, 1978



Mr. Jerome W. Byrd
Secretary of State
101 State Capitol Building
Oklahoma City, Oklahoma

     Re:  International Environmental Corporation

Dear Sir:

     This is to advise the files of this office show the above named corporation has filed franchise tax returns for prior years, and all franchise taxes have been paid, and such corporation holds a license for the current fiscal year ending June 30, 1979.


                                                   OKLAHOMA TAX COMMISSION


                                                   A. H. Stoabs, Director
                                                   Franchise Tax Division
AHS:bb

                        OFFICE OF THE SECRETARY OF STATE
                               STATE OF OKLAHOMA



                                     MERGER
                          CERTIFICATE OF INCORPORATION

To all to Whom these Presents shall Come, Greetings:

     WHEREAS, Articles of Incorporation duly signed and verified of

                    INTERNATIONAL ENVIRONMENTAL CORPORATION
--------------------------------------------------------------------------------

have been filed in the office of the Secretary of State as provided by the Laws of the State of Oklahoma.

     NOW, THEREFORE, I, the Undersigned, Secretary of State of the State of Oklahoma by virtue of the powers vested in me by law, do hereby issue this Certificate of Incorporation.

     IN TESTIMONY WHEREOF, I hereunto set my hand and cause to be affixed the Great Seal of the State of Oklahoma.


                                           Filed at the City of Oklahoma City,
                                           this 28/th/ day of January, A.D.
                                            1983.



                                           ____________________________________
                                           Secretary of State



                                           By: ________________________________

                               ARTICLES OF MERGER
                               ------------------
                   (INTERNATIONAL ENVIRONMENTAL CORPORATION)
                (INTERNATIONAL ENVIRONMENTAL EXPORT CORPORATION)


     A Plan of Merger having been approved in accordance with the provisions of the laws of the State of Oklahoma, by which the constituent corporation, International Environmental Export Corporation, an Oklahoma corporation is merged into International Environmental Corporation, an Oklahoma corporation, with International Environmental Corporation being the surviving corporation, effective as of 12:00 a.m. on January 1, 1983. These Articles of Merger are hereby executed for and on behalf of International Environmental Corporation, the surviving corporation, under its corporate seal, signed and acknowledged by its President and attested by its Secretary.

     I. The Articles of Incorporation of the surviving corporation, International Environmental Corporation, are not amended by the terms of the Plan of Merger adopted by the above corporations, and remain as filed.

     II.  International Environmental Corporation
          ---------------------------------------
     a. International Environmental Corporation is a constituent corporation and is the surviving corporation.

     b. It was incorporated under the laws of the State of Oklahoma on March 6, 1967.

     c.   It is an Oklahoma domestic corporation.

     d. The address of its registered office in the State of Oklahoma is 16 South Pennsylvania, Oklahoma City, Oklahoma.

     e. On the 30th day of December, 1982, at a specially called meeting of the board of directors, a resolution was adopted setting out a Plan of Merger, a copy of which is attached as Exhibit "A". A copy of said resolution, certified to by the Secretary of said Corporation, is hereby attached as Exhibit "B".

     f. A copy of the resolution adopted by the board of directors on December 30, 1982, directing the submission of the Plan of Merger to the shareholders at a special meeting called for December 30, 1982, and a certificate of the Secretary that such resolution and Plan of Merger was approved by the shareholders at such meeting, is attached as Exhibit "C".

     g. Copies of the waivers of notice of the directors and shareholders meetings are attached as Exhibit "D" and Exhibit "E".

     h. It has an authorized capital stock of $3,000.00 divided into 300 shares of voting common stock, of a par value of $10.00 per share, all of which are issued and outstanding, and 2,000 authorized shares of non-voting preferred stock.@ $100.00 for a total of $203,000.00.

     i. At a specially called meeting of the shareholders on December 30, 1982, the Plan of Merger was adopted with 300 shares of voting common stock counted as voting for adoption of the merger.

     j.   Its officers and directors and their addresses are:

                                   DIRECTORS:
                                   ---------

          Jack E. Golsen            16 South Pennsylvania
                                    Oklahoma City, Oklahoma

          Barry H. Golsen           5000 Southwest 7/th/
                                    Oklahoma City, Oklahoma

          David R. Goss             16 South Pennsylvania
                                    Oklahoma City, Oklahoma

                                   OFFICERS:
                                   --------

     Jack E. Golsen             Chief Executive       16 South Pennsylvania
                                Officer               Oklahoma City, Oklahoma

     Barry H. Golsen            President             5000 Southwest 7th
                                                      Oklahoma City, Oklahoma

     David R. Goss              Secretary             16 South Pennsylvania
                                and Treasurer         Oklahoma City, Oklahoma

     Irwin H. Steinhorn         Assistant             16 South Pennsylvania
                                Secretary             Oklahoma City, Oklahoma

     Lew Alberico               Sr. Vice              5000 Southwest 7th
                                President             Oklahoma City, Oklahoma

     Larry Jewell               Vice-President        5000 Southwest 7th
                                                      Oklahoma City,  Oklahoma

     III.  International Environmental Export Corporation
           ----------------------------------------------

     a. International Environmental Export Corporation is a constituent corporation.

     b. It was incorporated under the laws of the State of, Oklahoma on December 16, 1971.

     c.    It is an Oklahoma domestic corporation.

     d. The address of its registered office in the State of Oklahoma is 16 South Pennsylvania, Oklahoma City, Oklahoma.

     e. On the 30th day of December, 1982, as a specially called meeting of the board of directors, a resolution was adopted setting out a Plan of Merger, a copy of said resolution, certified to by the Secretary of said corporation is hereto attached as Exhibit "B-1".

     f. A copy of the resolution adopted by the board of directors on December 30, 1982, directing the submission of the Plan of Merger to the shareholders at a special meeting called for December 30, 1982, and of the certificate of the Secretary that such resolution and Plan of Merger was approved by the shareholders at such meeting, is attached as Exhibit "C-l".

     g. Copies of the waivers of notice of the directors and shareholders meetings are attached as Exhibit "D-1" and Exhibit "E-1".

     h. It has an authorized capital stock of $1,000.00 divided into 100 shares of voting common stock, of a par value of $10.00 per share, 50 shares of which are issued and outstanding.

     i. At a specially called meeting of the shareholders on December 30, 1982, the Plan of Merger was adopted with all 50 shares of voting common stock counted as voting for the adoption of the merger.

     j.   Its officers and directors and their addresses are:

                                   DIRECTORS:
                                   ---------
          Jack E. Golsen                     16 South Pennsylvania
                                             Oklahoma City, Oklahoma

          Barry H. Golsen                    5000 Southwest 7th
                                             Oklahoma City, Oklahoma

          David R. Goss                      16 South Pennsylvania
                                             Oklahoma City, Oklahoma

                                   OFFICERS:
                                   --------


     Jack E. Golsen          President            16 South Pennsylvania
                                                  Oklahoma City, Oklahoma

     Barry H. Golsen         Vice President       5000 Southwest 7th
                                                  Oklahoma City, Oklahoma

     David R. Goss           Vice President       16 South Pennsylvania
                                                  Oklahoma City, Oklahoma

     Irwin H. Steinhorn      Secretary and        16 South Pennsylvania
                             Treasurer            Oklahoma City, Oklahoma

     IN WITNESS WHEREOF, we have hereunto set the hand and seal of the corporation this 31st day of December 1982.

ATTEST:                                        INTERNATIONAL ENVIRONMENTAL
                                                   CORPORATION


_____________________________                  By: _____________________________
David R. Goss, Secretary                            Barry H. Golsen, President



STATE OF OKLAHOMA   )
                    )  SS.
COUNTY OF OKLAHOMA  )

     On this 31st day of December, 1982, before me, appeared Barry H. Golsen, to me personally known, who, being by me duly sworn, did say that he is President of the above corporation, and that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that he acknowledged said instrument to be the free act and deed of said corporation.

     Given under my hand this 31st day of December, 1982.


                                                   _____________________________
                                                   Notary Public

My commission expires: _____________________________

                                 PLAN OF MERGER
                                 --------------
                   (INTERNATIONAL ENVIRONMENTAL CORPORATION)
               (INTERNATIONAL ENVIRONMENTAL EXPORT CORPORATION)

                         ______________________________

     THIS PLAN OF MERGER, made and entered into this 30th day of December, 1982, by and between International Environmental Corporation, an Oklahoma corporation, and International Environmental Export Corporation, an Oklahoma corporation;

                              W I T N E S S E T H:

     In consideration of the mutual covenants and conditions hereinafter set forth, said corporations hereby agree to merge into a single corporation upon the following terms:

     1.   The surviving corporation shall be:

                    International Environmental Corporation

     2.   The merger shall be effective as of 12:00 a.m. January 1, 1983.

     3. The Articles of Incorporation of the surviving corporation, including its capital structure, shall not be amended by the merger.

     4. The surviving corporation being a wholly owned subsidiary of LSB Industries, Inc. and International Environmental Export Corporation being a wholly owned subsidiary of the surviving corporation, upon the merger becoming effective, all 300 shares of voting common stock of the surviving corporation shall remain issued to LSB Industries, Inc.

     5. The foregoing Plan of Merger, having been approved by the officers of each constituent corporation shall be submitted to separate meetings of the directors of each corporation.

                                  EXHIBIT "A"

     Signed at Oklahoma City, Oklahoma, this 30th day of December,

1982.

ATTEST:                                     INTERNATIONAL ENVIRONMENTAL
                                            CORPORATION


_____________________________               ____________________________________
David R. Goss, Secretary                    Barry H. Golsen, President


ATTEST:                                     INTERNATIONAL ENVIRONMENTAL
                                            EXPORT CORPORATION

_____________________________               ____________________________________
Irwin H. Steinhorn, Secretary               Jack E. Golsen, President

                    INTERNATIONAL ENVIRONMENTAL CORPORATION
                        RESOLUTION OF BOARD OF DIRECTORS

                               December 30, 1982

                               _________________


     The undersigned, Secretary of the above Corporation, does hereby certify that the following is a true and correct extract from the meeting of the directors of the Corporation held on the above date in accordance with the bylaws, at which a quorum of the directors was present and acted throughout, and that the resolution, including the said extract, was duly adopted by the unanimous vote of the directors present:

     "RESOLVED, That the Plan of Merger of International Environmental Corporation and International Environmental Export Corporation with International Environmental Corporation as the survivor, dated December 30, 1982, as submitted to and examined by the directors, a copy of which is attached hereto, said merger being effective as of 12:00 a.m. January 1, 1983, be and it hereby is authorized and approved, and the officers of this Corporation are directed to execute the Plan of Merger on behalf of this Corporation, to submit such Plan for approval by the shareholders of this Corporation, and to take such further action and to execute such further instruments as may be necessary to consummate the merger as set forth therein.

     FURTHER RESOLVED, That the Plan of Merger having been approved by the respective Board of Directors of the constituent corporations, shall be submitted to a meeting of the shareholders on December 30, 1982; and,

     FURTHER RESOLVED, That written notice of such meeting be given to each holder of outstanding shares of this Corporation of all classes, setting forth that one of the purposes of such meeting is to consider the proposed merger naming the constituent corporations and giving the domicile and containing a summary of the Plan of Merger, unless notice of time, place or purpose of such meeting be waived by all shareholders."

                                  EXHIBIT "B"

     The undersigned does further certify that the said resolution has not been changed or modified, is still in full force and effect, and does not in any way conflict with the bylaws or Articles of Incorporation of this Corporation.

     IN WITNESS WHEREOF, the undersigned has made this Certificate and affixed hereto the seal of the Corporation on the date shown above.

                                             _________________________________
                                             David R. Goss, Secretary



     Subscribed and sworn to before me this 30th day of December 1982.


(SEAL)                                       _________________________________
                                             Notary Public

My commission expires: ___________________________

                 INTERNATIONAL ENVIRONMENTAL EXPORT CORPORATION
                        RESOLUTION OF BOARD OF DIRECTORS

                               December 30, 1982

                                _______________


     The undersigned, Secretary of the above Corporation, does hereby certify that the following is a true and correct extract from the meeting of the directors of the Corporation held on the above date in accordance with the bylaws, at which a quorum of the directors was present and acted throughout, and that the resolution, including the said extract, was duly adopted by the unanimous vote of the directors present:

     "RESOLVED, That the Plan of Merger of International Environmental Corporation and International Environmental Export Corporation with International Environmental Corporation as the survivor, dated December 30, 1982, as submitted to and examined by the directors, a copy of which is attached hereto, said merger being effective as of 12:00 a.m. January 1, 1983, be and it hereby is authorized and approved, and the officers of this Corporation are directed to execute the Plan of Merger on behalf of this Corporation, to submit such Plan for approval by the shareholders of this Corporation, and to take such further action and to execute such further instruments as may be necessary to consummate the merger as set forth therein.

     FURTHER RESOLVED, That the Plan of Merger having been approved by the respective Board of Directors of the constituent corporations, shall be submitted to a meeting of the shareholders on December 30, 1982; and,


     FURTHER RESOLVED, That written notice of such meeting be given to each holder of outstanding shares of this Corporation of all classes, setting forth that one of the purposes of such meeting is to consider the proposed merger naming the constituent corporations and giving the domicile and containing a summary of the Plan of Merger, unless notice of time, place or purpose of such meeting be waived by all shareholders."

                                 EXHIBIT "B-1"

     The undersigned does further certify that the said resolution has not been changed or modified, is still in full force and effect, and does not in any way conflict with the bylaws or Articles of Incorporation of this Corporation.

     IN WITNESS WHEREOF, the undersigned has made this Certificate and affixed hereto the seal of the Corporation on the date shown above.

                                             _________________________________
                                             Irwin H. Steinhorn, Secretary


     Subscribed and sworn to before me this 30th day of December, 1982.


(SEAL)                                       _________________________________
                                             Notary Public


My commission expires: ___________________________

                    INTERNATIONAL ENVIRONMENTAL CORPORATION
                           RESOLUTION OF SHAREHOLDERS

                               December 30, 1982

                               __________________


     The undersigned, Secretary of the above Corporation, does hereby certify that the following is a true and correct extract from the meeting of the shareholders of the Corporation held on the above date, in accordance with the bylaws, at which a quorum of the shareholders was present and acted throughout, and that the resolutions, including the said extract, were duly adopted by the unanimous vote of the shareholders present:

     RESOLVED, that the recommendation of the Board of Directors of this Corporation as evidenced by the certified resolution presented to the shareholder that International Environmental Export Corporation be merged with International Environmental Corporation, an Oklahoma corporation, with International Environmental Corporation as the survivor, is hereby approved; and,

     FURTHER RESOLVED, that the Plan of Merger presented to the shareholder of this Corporation and which is designated to effectuate such merger, be and it is hereby approved by the shareholder; and,

     FURTHER RESOLVED, that the officers of this Corporation be and they are hereby authorized and directed to execute said Plan of Merger for and on behalf of this Corporation and to do any and all acts required by law which may be required to effectuate such merger.

     The undersigned does further certify that the foregoing resolutions of the shareholders has not been changed or modified, is still in full force and effect, and does not in any way conflict with the bylaws or Articles of Incorporation of this Corporation.

                                  EXHIBIT "C"

    IN WITNESS WHEREOF, the undersigned has made this Certificate and affixed hereto the seal of the Corporation this 30th day of December, 1982.


                                             ___________________________________
                                             David R. Goss, Secretary

     Subscribed and sworn to before me this 30th day of December, 1982.


(SEAL)                                       ___________________________________
                                             Notary Public


My commission expires: __________________________

                 INTERNATIONAL ENVIRONMENTAL EXPORT CORPORATION
                           RESOLUTION OF SHAREHOLDERS

                               December 30, 1982

                               _________________


     The undersigned, Secretary of the above Corporation, does hereby certify that the following is a true and correct extract from the meeting of the shareholders of the Corporation held on the above date, in accordance with the bylaws, at which a quorum of the shareholders was present and acted throughout, and that the resolutions, including the said extract, were duly adopted by the unanimous vote of the shareholders present:

     RESOLVED, that the recommendation of the Board of Directors of this Corporation as evidenced by the certified resolution presented to the shareholder that International Environmental Export Corporation be merged with International Environmental Corporation, an Oklahoma corporation, with International Environmental Corporation as the survivor, is hereby approved; and,

     FURTHER RESOLVED, that the Plan of Merger presented to the shareholder of this Corporation and which is designated to effectuate such merger, be and it is hereby approved by the shareholder; and,

     FURTHER RESOLVED, that the officers of this Corporation be and they are hereby authorized and directed to execute said Plan of Merger for and on behalf of this Corporation and to do any and all acts required by law which may be required to effectuate such merger.

     The undersigned does further certify that the foregoing resolutions of the shareholders has not been changed or modified, is still in full force and effect, and does not in any way conflict with the bylaws or Articles of Incorporation of this Corporation.

                                 EXHIBIT "C-1"

    IN WITNESS WHEREOF, the undersigned has made this Certificate and affixed hereto the seal of the Corporation this 30th day of December, 1982.

                                             ___________________________________
                                             Irwin H. Steinhorn, Secretary


     Subscribed and sworn to before me this 30th day of December, 1982.


(SEAL)                                       ___________________________________
                                             Notary Public


My commission expires: __________________________

                  CALL AND WAIVER OF NOTICE OF SPECIAL MEETING
                              OF THE DIRECTORS OF
                    INTERNATIONAL ENVIRONMENTAL CORPORATION

                               December 30, 1982

                               _________________


     The undersigned directors of the above named corporation waive notice of the special meeting of the directors of such corporation to be held at 9:30 a.m. on December 30, 1982, at the offices of the Corporation in Oklahoma City, Oklahoma for the purpose of transacting such business as may come before the meeting.

     We waive all statutory and bylaw requirements as to notice of the time, place and purpose of such meeting and consent to the transaction of whatever business may come before it.

     Signed at Oklahoma City, Oklahoma, this 30th day of December, 1982.


                                             ___________________________________
                                             Jack E. Golsen


                                             ___________________________________
                                             Barry H. Golsen


                                             ___________________________________
                                             David R. Goss

                                  EXHIBIT "D"

                  CALL AND WAIVER OF NOTICE OF SPECIAL MEETING
                              OF THE DIRECTORS OF
                 INTERNATIONAL ENVIRONMENTAL EXPORT CORPORATION

                               December 30, 1982

                               _________________


     The undersigned directors of the above named corporation waive notice of the special meeting of the directors of such corporation to be held at 11:00 a.m. on December 30, 1982, at the offices of the Corporation in Oklahoma City, Oklahoma for the purpose of transacting such business as may come before the meeting.

     We waive all statutory and bylaw requirements as to notice of the time, place and purpose of such meeting and consent to the transaction of whatever business may come before it.

     Signed at Oklahoma City, Oklahoma, this 30th day of December, 1982.


                                             ___________________________________
                                             Jack E. Golsen


                                             ___________________________________
                                             Barry H. Golsen


                                             ___________________________________
                                             David R. Goss

                                 EXHIBIT "D-1"

                      WAIVER OF NOTICE OF SPECIAL MEETING
                             OF THE SHAREHOLDERS OF
                    INTERNATIONAL ENVIRONMENTAL CORPORATION

                               December 30, 1982

                               _________________


     The undersigned sole shareholder of the above named corporation being the holder of all outstanding stock, waives notice of the special meeting of the shareholders of such Corporation to be held at 3:00 p.m. on December 30, 1982, at the offices of the Corporation in Oklahoma City, Oklahoma, for the purpose of considering a merger with International Environmental Export Corporation, an Oklahoma corporation, and transacting such other business as may come before the meeting.

     The undersigned waives all statutory and bylaw requirements as to notice of the time, place and purpose of such meeting and consents to the transaction of whatever business may come before it.

     Dated this 30th day of December, 1932, at Oklahoma City, Oklahoma.


                                             LSB INDUSTRIES, INC.


                                             ___________________________________
                                             Irwin H. Steinhorn, Secretary

                                  EXHIBIT "E"

                      WAIVER OF NOTICE OF SPECIAL MEETING
                             OF THE SHAREHOLDERS OF
                 INTERNATIONAL ENVIRONMENTAL EXPORT CORPORATION

                               December 30, 1982

                               _________________


     The undersigned sole shareholder of the above named corporation being the holder of all outstanding stock, waives notice of the special meeting of the shareholders of such Corporation to be held at 4:00 p.m. on December 30, 1982, at the offices of the Corporation in Oklahoma City, Oklahoma, for the purpose of considering a merger with International Environmental Corporation, an Oklahoma corporation, and transacting such other business as may come before the meeting.

     The undersigned waives all statutory and bylaw requirements as to notice of the time, place and purpose of such meeting and consents to the transaction of whatever business may come before it.

     Dated this 30th day of December, 1982, at Oklahoma City, Oklahoma.


                                        INTERNATIONAL ENVIRONMENTAL CORPORATION


                                        _______________________________________
                                        David R. Goss, Secretary

                                 EXHIBIT "E-l"

                            OKLAHOMA TAX COMMISSION
                               STATE OF OKLAHOMA
                               2501 Lincoln Blvd.
                       Oklahoma City, Oklahoma 731940006

ODIE A. NANCE, Chairman
ROBERT L. WADLEY, Vice-Chairman
J. L. MERRILL, Sec'y-Member                                 FRANCHISE DIVISION


                                January 21, 1983


Jeanette B. Edmondson, Secretary of State
Room 101, State Capitol Building
Oklahoma City, Oklahoma 73105

Re:  International Environmental Export Corporation
Qualified:  121671

Dear Mrs. Edmondson:

Our records indicate the referenced entity has cmiplied with the Franchise Tax Law and is licensed for the current fiscal year ending June 30, 1983.

                                             Very truly yours,

                                             OKLAHOMA TAX COMMISSION


                                             A. H. Stoabs, Director
                                             Franchise Tax Division

AHS:lrb

                            OKLAHOMA TAX COMMISSION
                               STATE OF OKLAHOMA
                               2501 Lincoln Blvd.
                       Oklahoma City, Oklahoma 731940006

ODIE A. NANCE, Chairman
ROBERT L. WADLEY, Vice-Chairman
J. L. MERRILL, Sec'y-Member                               FRANCHISE DIVISION


                                January 12, 1983



Jeannette B. Edmondson, Secretary of State
Room 101, State Capitol Building
Oklahoma City, Oklahoma 73105

Re:  International Environmental Corporation
Qualified: December 29, 1965

Dear Mrs. Edmondson:

Our records indicate the referenced entity has cmplied with the Franchise Tax Law and is licensed for the current fiscal year ending June 30, 1983.

                                               Very truly yours,

                                               OKLAHOMA TAX COMMISSION


                                               A. H. Stoabs, Director
                                               Franchise Tax Division

AHS:at

FEE: $10.00
FILE IN DUPLICATE
PRINT CLEARLY

                          CORPORATE TRADE NAME REPORT
SOS CORP. KEY:
DB330316
--------

TO THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA:

     The undersigned corporation hereby submits the following report of the adoption of a trade name used in connection with its business in the State of Oklahoma pursuant to 18 O.S. 1981, (S)1.11a.

1.   The name of the corporation is: International Environmental Corporation
                                     ---------------------------------------

2.   The corporation was incorporated under the laws of the State of:  Oklahoma
                                                                       --------

3. The name of the registered agent and the address of the registered office in the State of Oklahoma is:

     Irvin H. Steinhorn 16 S.      Pennsylvania        Oklahoma City OK 73107
     ---------------------------------------------------------------------------
     NAME                          STREET ADDRESS      CITY      COUNTY ZIP

4.   It is doing business in Oklahoma under the following trade name: Air Coil
                                                                      --------
     Technologies
     ---------------------------------------------------------------------------

5. The kind of business being transacted under such name may be briefly described as follows:

          Manufacture, distribution and sale of water source heat pump units, fan coil units, and related air conditioning components.

6. The corporation is carrying on such business under such name at the following address(es) within the State of Oklahoma:

     STREET ADDRESS                                         CITY OR TOWN
     --------------                                         ------------

     5000 S.W. 7/th/                                        Oklahoma City, OK
     ---------------------------------------------------------------------------

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

                                           INTERNATIONAL ENVIRONMENTAL
(CORPORATE SEAL)                           CORPORATION
                                           -------------------------------------
                                           (EXACT CORPORATE NAME)


                                                   _____________________________
                                                   By its Vice President
ATTEST:

____________________________
By its Secretary

The foregoing nstrument was acknowledged before me this 4/th/ day of February 1986, by _______________________________________________________________________


                                                   _____________________________
                                                   (NOTARY PUBLIC)

My Commission expires: _________________
(NOTARY SEAL)
                                                                 (SOS FORM 0021)

FEE: $25.00

                                     Change
                                       of
                                Registered Agent
                                      and
                                  Location of
                               Registered Office
                                       of
                    INTERNATIONAL ENVIRONMENTAL CORPORATION,
                            an Oklahoma Corporation


TO:  THE OKLAHOMA SECRETARY OF STATE
     101 State Capitol
     Oklahoma City, OK 73105

     International Environmental Corporation, an Oklahoma corporation (the "Corporation"), for the purpose of changing its registered agent and registered office pursuant to Section 1023 of the Oklahoma General Corporation Act, hereby certifies:

1.   That the location of the registered office of the Corporation is:
     16 South Pennsylvania Avenue         Oklahoma City Oklahoma           73107
     ---------------------------------------------------------------------------
     Street Address                      City                        County  Zip

2. That the name of the registered agent at such address upon whom process against the Corporation may be served is:
     David M. Shear
     ---------------------------------------------------------------------------

     IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by its Vice President and attested by its Asst. Secretary, this 4th, day of April, 1995.


INTERNATIONAL ENVIRONMENTAL CORPORATI0N


____________________________                    ________________________________
by Vice President                               (Please print name)
   ----


ATTEST:


____________________________                    ________________________________
by Asst. Secretary                              (Please print name)
   -----

                            OKLAHOMA TAX COMMISSION
                               STATE OF OKLAHOMA
                               2501 Lincoln Blvd.
                         Oklahoma City, Oklahoma 73194

ROBERT E. ANDERSON, Chairman                              BUSINESS TAX DIVISION
ROBERT V. CULLISON, Vice-Chairman                         REGISTRATION SECTION
DON KILPATRICK, Sec'y-Member                              (405) 521-3161
                                                          FEI: 730754306


                                BOA                       04/04/95


SECRETARY OF STATE
ROOM 101, STATE CAPITOL BUILDING
OKLAHOMA CITY, OK. 73105


RE:  INTERNATIONAL ENVIRONMENTAL CORPORATION

QUALIFICATION DATE: 01/03/79

DEAR SECRETARY:

THIS IS TO CERTIFY THAT THE FILES OF THIS OFFICE SHOW THE REFERENCED CORPORATION HAS FILED A FRANCHISE TAX RETURN FOR THE FISCAL YEAR ENDING JUNE 30, 1995 AND HAS PAID THE FRANCHISE TAX AS SHOWN BY SAID RETURN.

NO CERTIFICATION IS MADE AS TO ANY CORPORATE FRANCHISE TAXES WHICH MAY BE DUE BUT NOT YET ASSESSED, NOR WHICH HAVE BEEN ASSESSED AND PROTESTED.

THIS LETTER MAY NOT THEREFORE BE ACCEPTED FOR PURPOSES OF DISSOLUTION OR WITHDRAWAL.

SINCERELY,

OKLAHOMA TAX COMMISSION



BUSINESS TAX DIVISION

REGISTRATION SECTION

                          OKLAHOMA SECRETARY OF STATE
                         2300 N. LINCOLN BLVD. ROOM 101
                       OKLAHOMA CITY, OKLAHOMA 73105-4897
                                  405-521-3911
                              Fax # (405) 521-3771

Tom Cole                                                         Frank Keating
Secretary of State                                               Governor

INTERNATIONAL ENVIRONMENTAL                       CODE#: 202
CORPORATION                                       AMOUNT: $25.00
16 S PENNSYLVANIA AVE                             WI
OKLAHOMA CITY OK 73107